                                                                   Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-112535, 333-05651, 333-42262, 333-69755,
333-52958, 333-88301, 333-101837 and 333-118130) and Form S-3 (No. 333-113406)
of Verilink Corporation of our report dated March 12, 2004 relating to the financial statements, which appears in Larscom Incorporated's 2003 Annual Report on Form 10-K for the year ended December 31, 2003.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
San Jose, California
August 30, 2004